UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 25, 2005

PINNACLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	000-24784	94-3003809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 North Bernardo Avenue

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 526-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 25, 2005, Pinnacle is issuing a press release and holding a conference call regarding its financial results for the second quarter of fiscal 2005 ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Pinnacle is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 8.01 Other Events

On January 25, 2005, Pinnacle is announcing its financial results for the second quarter of fiscal 2005 ended December 31, 2004. These financial results are attached hereto as Exhibit 99.2. Exhibit 99.2 shall be deemed “filed” for purposes of Section 18 of the Exchange Act and shall be deemed incorporated by reference in filings under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release of Pinnacle Systems, Inc. dated January 25, 2005

99.2	Financial Results for the Quarter ended December 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE SYSTEMS, INC.

By:	/s/ Suzy Seandel
Suzy Seandel
Vice President, Finance and Accounting

Date: January 25, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Pinnacle Systems, Inc. dated January 25, 2005

99.2	Financial Results for the Quarter ended December 31, 2004